UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On August 4, 2017, Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”) and its external manager, BRG Manager, LLC (the “Manager”), announced that the parties entered into definitive agreements providing for the Company’s acquisition of a newly-formed entity that will own the assets that the Manager uses in the performance of the management functions currently provided to the Company by the Manager pursuant to the management agreement (the “Management Agreement”) that the Company entered into simultaneously with its initial public offering in April 2014 (such transaction, the “Internalization”). Upon consummation of the Internalization, the Company’s current management and investment teams, who are currently employed by an affiliate of the Manager, will become employed by an indirect subsidiary of the Company, and the Company will become an internally managed real estate investment trust. The Internalization is subject to a number of conditions, including the approval of the Company’s stockholders (as more fully described below). The terms and conditions of the Internalization will be more fully described in a proxy statement prepared in connection with the Company’s annual meeting of stockholders and the Internalization to be filed with the Securities and Exchange Commission (the “SEC”). The Company urges all of its stockholders to review the proxy statement (and the exhibits thereto) when it becomes available.

Item 1.01	Entry into a Material Definitive Agreement.

Contribution and Sale Agreement

On August 3, 2017, the Company, Bluerock Residential Holdings, L.P., the Company’s operating partnership (the “Operating Partnership”), and Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “OP Sub”), entered into a Contribution and Sale Agreement (the “Contribution Agreement”) with the Manager, Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly owned subsidiary of the Manager (the “Manager Sub”), and Bluerock Real Estate, L.L.C., a Delaware limited liability company controlled by R. Ramin Kamfar (“BRRE”), James G. Babb, III (“Mr. Babb”), Jordan B. Ruddy (“Mr. Ruddy”), and Ryan S. MacDonald (“Mr. MacDonald,”), Konig & Associates, LLC, a New Jersey limited liability company controlled by Michael L. Konig (“Konig & Associates”), Jenco Business Advisors, Inc., a New York corporation controlled by Jerold E. Novack (“Jenco”), The Kachadurian Group, LLC, an Illinois limited liability company controlled by Gary T. Kachadurian (“Kachadurian Group,” and collectively with BRRE, Mr. Babb, Mr. Ruddy, Mr. MacDonald, Konig & Associates, and Jenco, the “Contributors”). Pursuant to the Contribution Agreement, upon the terms and subject to the satisfaction or waiver of certain conditions therein, the Operating Partnership, directly and indirectly through the OP Sub, will acquire the Manager Sub, which houses the external asset management functions of the Manager currently provided to the Company pursuant to the Management Agreement, in order to facilitate the Internalization.

A special committee comprised entirely of independent and disinterested members of our board of directors (the “Special Committee”), which retained independent legal and financial advisors, unanimously determined that the entry into the Contribution Agreement and the completion of the Internalization are in the best interests of the Company. Our board of directors, by unanimous vote, made a similar determination.

In payment of the aggregate Internalization consideration (the “Internalization Consideration”), the Company will cause the Operating Partnership to issue to the Contributors its units of limited partnership interest (“OP Units”), and the Company will issue shares of its newly reclassified Class C common stock (“Class C Common Stock”). Pursuant to the Contribution Agreement, the amount of the Internalization Consideration will be determined pursuant to a formula established in the Management Agreement at the time of the Company’s IPO in April 2014. Specifically, the Internalization Consideration will be an amount equal to three (3) times the sum of (i) the Base Management Fee (as defined in the Management Agreement) and (ii) the Incentive Fee (as defined in the Management Agreement), in each case earned by the Manager during the 12-month period ending on the last day of the most recently-completed fiscal quarter prior to the closing of the transactions contemplated by the Contribution Agreement (the “Closing”). Pursuant to the Contribution Agreement, the number of OP Units and shares of Class C Common Stock issuable as Internalization Consideration will be determined by dividing the value of the Internalization Consideration payable in such OP Units and shares of Class C Common Stock (the “Contribution Consideration”) by the volume-weighted average closing price of the Company’s Class A common stock (“Class A Common Stock”) on the NYSE MKT for the twenty (20) trading days immediately following August 18, 2017 (the “VWAP”). OP Sub will also pay a de minimis amount of cash as consideration in connection with the Internalization (the “Cash Consideration”). The sum of the Contribution Consideration and the Cash Consideration will equal the Internalization Consideration.

The consummation of the Internalization is subject to certain closing conditions, including receipt of NYSE MKT approval of the listing of the shares of Class A Common Stock issuable upon redemption of OP Units, and/or upon conversion of shares of the Class C Common Stock, to be issued as Contribution Consideration, receipt of certain governmental and third-party consents, the absence of certain legal impediments to the consummation of the Internalization, and the execution of the employment and services agreements with certain key executives. In addition, the consummation of the Internalization requires the requisite approval of the Company’s stockholders on certain matters contemplated by the Contribution Agreement, including in connection with the issuances of (i) OP Units, and shares of the Company’s Class A Common Stock that may be issued, in the Company’s discretion, upon redemption of such OP Units in certain circumstances, and (ii) shares of the Company’s Class C Common Stock, and shares of the Company’s Class A Common Stock that may be issued upon conversion of such shares of Class C Common Stock in certain circumstances, in each case, to the applicable Contributors in connection with the Internalization, which includes certain of the Company’s directors and officers, and affiliates thereof (collectively, the “Issuances”). The OP Units issued as part of the Contribution Consideration may not be tendered for redemption for one (1) year following the Closing. The Contribution Agreement also contains standard representations, warranties, covenants and indemnities.

The Contribution Agreement may be terminated under certain circumstances, including (1) by mutual written agreement of the Company and R. Ramin Kamfar (“Mr. Kamfar”) in his capacity as Designated Contributor, before or after the requisite stockholder approval of the Issuances has been received, or (2) by either the Company or the Designated Contributor as follows: (i) in the event a court of competent jurisdiction or other governmental authority takes any final and nonappealable action to permanently restrain, enjoin or otherwise prohibit all or any portion of the transactions contemplated by the Contribution Agreement; (ii) in the event of a material breach of the Contribution Agreement by the non-terminating party not cured within thirty (30) days following written notification thereof; (iii) in the event that the satisfaction of any condition to the terminating party’s obligations under the Contribution Agreement becomes impossible, but only if the failure of such condition to be satisfied does not result from a breach of the Contribution Agreement by the terminating party or its affiliates; or (iv) in the event the Closing has not occurred by February 3, 2018, unless the failure of the Closing to occur on or before such date is a result of a breach of the Contribution Agreement by the terminating party or its affiliates, and subject to the satisfaction of certain conditions to Closing by each party.

BRRE is the sole manager of the Manager, certain assets of which will be assigned to the Manager Sub in the Internalization, which entity will become a subsidiary owned 99.9% by the OP and 0.1% by OP Sub. The Company has certain other relationships with BRRE and its affiliates, which are more fully described in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 22, 2017.

In connection with the Internalization, the Company will amend its charter to create the Class C Common Stock and, consequently, reclassify, as shares of Class C Common Stock, a number of authorized but unissued shares of its Class A Common Stock equal to the number of shares of Class C Common Stock to be issued as consideration in the Internalization as calculated in accordance with the definition of “Contribution Consideration” in the Contribution Agreement. Pursuant to the Company’s charter, our board of directors, without any action by the Company’s stockholders, may classify or reclassify any unissued shares of the Company’s common stock into one or more classes or series of common stock or preferred stock. For this reason, no action by the Company’s stockholders is required to effectuate the reclassification of authorized but unissued shares of the Company’s Class A Common Stock into shares of Class C Common Stock. The Class C Common Stock is intended to be equivalent in all material respects to, and rank on parity with, the Class A Common Stock, except that each share entitles the holder thereof to fifty (50) votes, which is intended to mirror the aggregate number of OP Units (which are redeemable for cash or, at the Company’s sole option, for shares of the Company’s Class A Common Stock, on a one-to-one basis) and shares of Class C Common Stock issued as Contribution Consideration. The Class C Common Stock will thus provide its holders a right to vote that is proportionate to the outstanding non-voting economic interest in the Company attributable to such holders or their affiliates by virtue of the OP Units issued pursuant to the Contribution Agreement, as if all such OP Units were redeemed by the Company for shares of Class A Common Stock, but without providing any disproportionate voting rights. The voting rights are further limited pursuant to the Stockholders Agreement described below. We do not intend to list the Class C Common Stock on any exchange.

Shares of Class C Common Stock will only be issued (a) to the Contributors, (b) in conjunction with the issuance of OP Units as Contribution Consideration in the Internalization, and (c) in a ratio of no more than one (1) share of Class C Common Stock for every forty-nine (49) OP Units so issued.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Contribution Agreement and this summary are not intended to modify or supplement any factual disclosures about the Company and should not be relied upon as disclosure about the Company without consideration of the periodic and current reports and statements that the Company files with the SEC. The terms of the Contribution Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Contribution Agreement. In particular, the representations and warranties made by the parties to each other in the Contribution Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Contribution Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Administrative Services Agreement

In connection with the Closing, the Company, the Operating Partnership, the OP Sub, and Manager Sub (collectively, the “Company Parties,” and each, a “Company Party”) are expected to enter into an Administrative Services Agreement with BRRE and its affiliate, Bluerock Real Estate Holdings, LLC (“BREH,” and together with BRRE, the “BRRE Entities”) (the “Administrative Services Agreement”). Pursuant to the Administrative Services Agreement, the BRRE Entities will provide the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate a smooth transition in the Company’s management of its operations and enable the Company to benefit from operational efficiencies created by access to such services following Closing, to give the Company time to develop such services in-house or to hire other third-party service providers for such services. The Services will be provided on an at-cost basis, generally allocated based on the use of such Services for the benefit of the Company’s business, and will be invoiced on a quarterly basis. In addition, the Administrative Services Agreement may permit, from time to time, certain employees of the Company to provide or cause to be provided services to the BRRE Entities, on an at-cost basis, generally allocated based on the use of such services for the benefit of the business of the BRRE Entities and invoiced on a quarterly basis, and otherwise subject to the terms of the Services to be provided by the BRRE Entities to the Company under the Administrative Services Agreement. Payment by the Company of invoices and other amounts payable under the Administrative Services Agreement may be made in cash or, in the sole discretion of our board of directors, in the form of long-term incentive plan units of the Operating Partnership (“LTIP Units”).

The initial term of the Administrative Services Agreement is one year from the date of execution, subject to the Company’s right to renew it for successive one-year terms upon sixty (60) days written notice prior to expiration. The Administrative Services Agreement will automatically terminate (i) upon termination by the Company of all Services, or (ii) in the event of non-renewal by the Company. Any Company Party will also be able to terminate the Administrative Services Agreement with respect to any individual Service upon written notice to the applicable BRRE Entity, in which case the specified Service will discontinue as of the date stated in such notice, which date must be at least ninety (90) days from the date of such notice. Further, either BRRE Entity may terminate the Administrative Services Agreement at any time upon the occurrence of a “Change of Control Event” (as defined therein) upon at least one hundred eighty (180) days prior written notice to the Company.

In the event of (i) the failure by any Company Party to pay for Services as required under the Administrative Services Agreement, (ii) any material default by either BRRE Entity in the due performance or observance of any term or agreement in the Administrative Services Agreement, or (iii) the adjudication of any party as insolvent and/or bankrupt, or the appointment of a receiver or trustee for any party or its property, or the approval of a petition for reorganization or arrangement under any bankruptcy or insolvency law, or the filing by any party of a voluntary petition in bankruptcy, or the consent by any party to the appointment of a receiver or trustee (in each such case, the “Defaulting Party”), then the non-Defaulting Party shall have the right, at its sole discretion, (A) in the case of a default under clause (iii), to immediately terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder; and (B) in the case of a default under clause (i) or (ii), to terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder if the Defaulting Party has failed to (x) cure the default within thirty (30) days after receiving written notice of such default, or (y) take substantial steps towards and diligently pursue the curing of the default. The Company Parties have each agreed that in the event of the termination of the Administrative Services Agreement or of a Service thereunder, the obligation of the BRRE Entities to provide the terminated Services, or to cause the terminated Services to be provided, shall immediately cease.

Pursuant to the Administrative Services Agreement, the BRRE Entities will be responsible for the payment of all employee benefits and any other direct and indirect compensation for the employees of the BRRE Entities (or their affiliates or permitted subcontractors) assigned to perform the Services, as well as such employees’ worker’s compensation insurance, employment taxes, and other applicable employer liabilities relating to such employees.

The foregoing description of the Administrative Services Agreement, a form of which is attached as Exhibit B to the Contribution Agreement, and its terms are based on the Company’s best expectations at the time of filing this Current Report on Form 8-K. There can be no assurances that the Administrative Services Agreement, as executed, and the terms thereof will not differ from the description contained above. As a result, you should not place undue reliance on any of the statements regarding the Administrative Services Agreement and the expected terms thereof.

Stockholders Agreement

In connection with the Closing, the Company and the Contributors are expected to enter into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which the Company may grant certain registration rights for the benefit of the Contributors and impose certain limitations on the voting rights of the Class C Common Stock, in each case as a condition to the consummation of the transactions contemplated by the Contribution Agreement.

Pursuant to the Stockholders Agreement, each Contributor, in respect of any Class A Common Stock that they may receive in connection with any redemption or conversion, as applicable, of any OP Units or Class C Common Stock received as a result of the Internalization (“Registrable Shares”), may require the Company from time to time to register, under the Securities Act of 1933, as amended (the “Securities Act”), the resale of such shares of Class A Common Stock on a registration statement filed with the SEC. The Stockholders Agreement grants each Contributor certain rights to demand a registration of some or all of their Registrable Shares (a “Demand Registration”) or to request the inclusion of some or all of their Registrable Shares in a registration being effected by the Company for itself or on behalf of another person (a “Piggyback Registration”), in each case subject to certain customary restrictions, limitations, registration procedures and indemnity provisions. The Company is obligated to use commercially reasonable efforts to prepare and file a registration statement within specified time periods and to cause that registration statement to be declared effective by the SEC as soon as reasonably practicable thereafter.

The ability to cause the Company to effect a Demand Registration is subject to certain conditions. The Company is not required to effect such registration within 180 days of the effective date of any prior registration statement with respect to the Company’s Class A Common Stock and may delay the filing for up to 60 days under certain circumstances.

If, pursuant to an underwritten Demand Registration or Piggyback Registration, the managing underwriter advises that the number of Registrable Shares requested to be included in such registration exceeds a maximum number (the “Maximum Number”) that the underwriter believes can be sold without delaying or jeopardizing the success of the proposed offering, the Stockholders Agreement specifies the priority in which Registrable Shares are to be included.

Pursuant to the Stockholders Agreement, the Contributors have agreed to limit certain of their voting rights with respect to the Class C Common Stock. If, as of the record date for determining the stockholders of the Company entitled to vote at any annual or special meeting of the stockholders of the Company or for determining the stockholders of the Company entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company that have voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of capital stock of the Company with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares will vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of our board of directors. All Subject Shares other than the Excess Shares may be voted for or against any matter in the Class C Common Stock Holder’s sole and absolute discretion.

The foregoing description of the Stockholders Agreement, a form of which is attached as Exhibit E to the Contribution Agreement, and its terms are based on the Company’s best expectations at the time of filing this Current Report on Form 8-K. There can be no assurances that the Stockholders Agreement, as executed, and the terms thereof will not differ from the description contained above. As a result, you should not place undue reliance on any of the statements regarding the Stockholders Agreement and the expected terms thereof.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Contribution Agreement and the Issuances and the terms of the Class C Common Stock is incorporated by reference in this Item 3.02. The OP Units and Class C Common Stock to be issued and sold pursuant to the Contribution Agreement, and the Class A Common Stock to be issued upon redemption and/or conversion thereof (as applicable), will be issued and sold in reliance on Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Arrangements with R. Ramin Kamfar, James G. Babb, III, Ryan S. MacDonald, Jordan B. Ruddy, Christopher J. Vohs, and Konig & Associates

On August 3, 2017, Manager Sub, in its post-Closing capacity as our indirect subsidiary, entered into employment agreements with Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, and Christopher J. Vohs (“Mr. Vohs”), and a services agreement with Michael L. Konig (“Mr. Konig”) through his wholly-owned law firm, Konig & Associates, which agreements set forth the terms and conditions (A) of (i) Mr. Kamfar’s service as our Chief Executive Officer and Chairman of our board of directors (the “Kamfar Executive Agreement”), (ii) Mr. Babb’s service as our Chief Investment Officer (the “Babb Executive Agreement”), (iii) Mr. MacDonald’s service as our Chief Acquisitions Officer (the “MacDonald Executive Agreement”), (iv) Mr. Ruddy’s service as our Chief Operating Officer and President (the “Ruddy Executive Agreement”), and (v) Mr. Vohs as our Chief Financial Officer and Treasurer (the “Vohs Executive Agreement”), and (B) under which Mr. Konig, through Konig & Associates (below, “K&A”), will serve as our Chief Legal Officer and Secretary (the “Konig Services Agreement,” and together with the Kamfar Executive Agreement, the Babb Executive Agreement, the MacDonald Executive Agreement, the Ruddy Executive Agreement, and the Vohs Executive Agreement, the “Executive Agreements,” and each an “Executive Agreement”). Mr. Konig joined the Konig Services Agreement to acknowledge and agree that (i) the services provided by K&A thereunder will be personally provided by Mr. Konig, and (ii) Mr. Konig will be personally bound by certain obligations and restrictive covenants set forth in the Konig Services Agreement.

Term. The Executive Agreements will become effective as of the Closing and will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party thereto provides at least sixty (60) days’ advance notice of non-renewal.

Duties. The agreement provides that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, and Mr. Konig, each in their respective capacity as executive officers (collectively, the “Executive Officers,” and each, an “Executive Officer”), will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the board of directors or, in the case of Executive Officers other than Mr. Kamfar, the Chief Executive Officer. The Executive Agreements further provide that the Executive Officers will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the board of directors may, from time to time, request. The Executive Agreements also provide that the Executive Officers will devote substantially all of their business time and attention to the performance of their duties to the Company, but will be permitted to devote time as they determine in good faith to be necessary or appropriate to fulfill their duties to BRRE and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of their duties to us.

Compensation. The Executive Agreements provide that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A will receive an annual base salary or, in the case of K&A, an annual base payment of $400,000, $325,000, $250,000, $300,000, $250,000, and $300,000, respectively, and each will be eligible to receive an annual cash bonus with a target amount of at least $400,000, $325,000, $250,000, $300,000, $125,000, and $300,000, respectively, subject to performance criteria and targets established and administered by our board of directors (or a committee thereof). In addition, each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A will be eligible to receive (a) annual grants of time-vested equity awards in the form of LTIP Units (each, an “Annual LTIP Award”), determined by dividing (x) $600,000 in the case of Mr. Kamfar, $200,000 in the case of Mr. Babb, $175,000 in the case of Mr. MacDonald, $200,000 in the case of Mr. Ruddy, $50,000 in the case of Mr. Vohs, and $200,000 in the case of K&A by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE MKT (or then-applicable exchange), for the twenty (20) trading days immediately preceding the date of grant of such award (the “Employment Agreement VWAP”), which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) annual grants of long term performance equity awards in the form of LTIP Units (each, a “Long Term Performance Award”) for a three-year performance period, subject to performance criteria and targets established and administered by the compensation committee of our board of directors, in a number up to 150% of that year’s Annual LTIP Award for such Executive Officer or K&A, which will vest and become nonforfeitable effective as of the last day of the performance period; in each case, subject to certain clawback and termination provisions.

Further, upon the Closing, each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs and K&A will receive (a) a grant of a pro-rated time-vested equity award in the form of LTIP Units (each such award to any recipient, a “Closing LTIP Award”) for the 2017 stub period determined by dividing (x) the pro-rated amount of the initial Annual LTIP Award for such Executive Officer or K&A, by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in three equal installments on each anniversary of grant; and (b) a grant of LTIP Units (the “Initial Commitment Award”) determined by dividing (x) $2,500,000 in the case of Mr. Kamfar, $1,250,000 in the case of Mr. Babb, $1,250,000 in the case of Mr. MacDonald, $1,250,000 in the case of Mr. Ruddy, $500,000 in the case of Mr. Vohs, and $1,250,000 in the case of K&A by (y) the Employment Agreement VWAP, which will vest and become nonforfeitable in five equal annual installments on each anniversary of the Closing. Each such award will be subject to certain clawback and termination provisions.

Each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, and K&A will also be eligible to participate in all executive incentive programs, and except for K&A, each will be eligible to participate in employee benefit programs made available to our senior executive officers from time to time and to receive certain other perquisites, each as described in their respective Executive Agreement.

Severance Payments. The Executive Agreements provide that, if an Executive Officer’s employment or K&A’ service relationship is terminated by us without “cause” (as defined in such Executive Agreement and including non-renewal of such Executive Agreement by us) or by such Executive Officer or K&A for “good reason” (as defined in the agreement and described below), and such Executive Officer and, if such Executive Officer is Mr. Konig, K&A executes a release of claims, such Executive Officer or K&A will be eligible to receive (1) a lump sum cash payment equal to a multiple (in the case of Mr. Kamfar, three times, and in the case of all other Executive Officers or K&A, two times) of the sum of (a) his base salary or its base payment, as applicable, and (b) his or its average annual bonus with respect to the two prior calendar years (or, if any such termination of employment occurs during calendar year (i) 2017, then his or its target bonus (as per the incentive plan established for him or it), or (ii) 2018, then the annual bonus paid or payable to him or it for the year ending December 31, 2017, provided, further, that if the termination occurs during the years ending December 31, 2018 or 2019, the 2017 annual bonus will be annualized for purposes of calculating his average annual bonus with respect to the two prior calendar years); (2) a lump sum cash payment in an amount equal to his or its target bonus for the then-current calendar year (annualized, to the extent the 2017 target bonus is used), pro-rated for the number of days in such calendar year ending on the effective date of termination; (3) all outstanding equity-based awards (x) that are subject solely to time-based vesting conditions (including, but not limited to his or its Annual LTIP Award and his or its Initial Commitment Award), will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions (including each Long Term Performance Award) will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination; (4) if entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation; (5) a lump-sum cash payment of any unpaid base salary or unpaid base payment and accrued but unused vacation and/or paid time off through the date of termination; (6) reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination, and (7) vested benefits, if any, to which he or it may be entitled under the Company’s executive incentive employee benefit plans, including directors and officers liability coverage for actions and inactions occurring during the term of his employment or its service relationship, and continued coverage for any actions or inactions while he or it is providing cooperation under his or its Executive Agreement.

Termination. The Executive Agreements provide that if an Executive Officer or K&A provides notice to us of his intention not to renew such Executive Agreement upon the scheduled expiration of the initial term or any renewal term, such non-renewal will constitute a voluntary termination by such Executive Officer or K&A without “good reason,” in which case no further payments or benefits shall be due under such Executive Agreement and all then-unvested awards or benefits will be forfeited, except for the Company’s obligation to pay such Executive Officer or K&A any accrued benefits after the effective date of such termination.

For purposes of the Executive Agreements, “good reason” means, in summary, (i) the assignment to an Executive Officer of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in an Executive Officer’s title, authority or responsibilities (including for Mr. Kamfar, failing to maintain him as a member of the board of directors and, for others, excluding a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company), (ii) a material reduction in an Executive Officer’s base salary, target annual cash bonus, target Annual LTIP Award or target Long Term Performance Award, (iii) a 35-mile relocation of an Executive Officer’s principal place of business, or (iv) a material breach of an Executive Agreement by us.

Non-Competition, Non-Solicitation, Intellectual Property, Confidentiality and Non-Disparagement. The Executive Agreements provide that for the one-year period following the termination of his employment or its service relationship with us for any reason, the respective Executive Officer and K&A will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment or its service relationship with us for any reason, each Executive Officer and K&A will not solicit our investors or customers or compete with us. Each Executive Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the Executive Officers and K&A on the one hand and us on the other hand to disparage the other.

The foregoing description of the Executive Agreements does not purport to be complete and is qualified in its entirety by reference to: (i) the Employment Agreement with Mr. Kamfar, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference, (ii) the Employment Agreement with Mr. Babb, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference, (iii) the Employment Agreement with Mr. MacDonald, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference, (iv) the Employment Agreement with Mr. Ruddy, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference, (v) the Employment Agreement with Mr. Vohs, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference, and (vi) the Services Agreement with K&A, which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and third parties; the risk that a condition to closing of the Internalization may not be satisfied; the Company’s ability to consummate the Internalization; operating costs and business disruption may be greater than expected; the ability of the Company to retain its senior executives and maintain relationships with business partners pending consummation of the Internalization; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company operates, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the Internalization will in fact be consummated.

Neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication. the Company is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform the Company’s prior statements to actual results or revised expectations, and the Company does not intend to do so.

Additional Information and Where to Find It

This communication is being made in respect of the Internalization involving the Company and the Manager and certain of their affiliates. The Internalization will be submitted to the stockholders of the Company for their consideration. In connection with the Internalization, the Company intends to file a proxy statement and other documents regarding the Internalization with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE INTERNALIZATION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE INTERNALIZATION. The proxy statement and other relevant documents (when they become available), and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company through its website at http://www.bluerockresidential.com. The information on the Company’s website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also request them in writing, by telephone or via the Internet at:

Bluerock Residential Growth REIT, Inc.

712 Fifth Avenue, 9th Floor

New York, New York 10019

(212) 843-1601

Attn: Ryan MacDonald

Website: http://www.bluerockresidential.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Participants in the Solicitation

The Company, the Operating Partnership, the Manager and the Contributors and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Internalization. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, prepared in connection with the Company’s 2017 annual meeting of stockholders and the Internalization to be filed with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Internalization, including a description of their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the proxy statement in respect of the Internalization when it is filed with the SEC. You can obtain free copies of these documents, which are filed with the SEC, from the Company using the contact information above.

Item 7.01	Regulation FD.

On August 4, 2017, the Company issued a press release announcing the entry into a definitive agreement with respect to the Internalization (the “Press Release”) as disclosed in Item 1.01 above. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company has further prepared an initial presentation regarding the Contribution Agreement and the Internalization transaction (the “Presentation”) as disclosed in Item 1.01 above. A copy of the Presentation is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Press Release and the Presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Contribution and Sale Agreement, dated as of August 3, 2017, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and Bluerock TRS Holdings, LLC, BRG Manager, LLC, Bluerock REIT Operator, LLC, Bluerock Real Estate, L.L.C., Konig & Associates, LLC., Jenco Business Advisors, Inc., The Kachadurian Group LLC, James G. Babb, III, Jordan B. Ruddy, and Ryan S. MacDonald

10.1	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and R. Ramin Kamfar

10.2	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and James G. Babb, III

10.3	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Ryan S. MacDonald

10.4	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Jordan B. Ruddy

10.5	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Christopher J. Vohs

10.6	Services Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, Konig & Associates, LLC and Michael L. Konig

99.1	Press Release, dated as of August 4, 2017

99.2	Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: August 4, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

2.1	Contribution and Sale Agreement, dated as of August 3, 2017, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and Bluerock TRS Holdings, LLC, BRG Manager, LLC, Bluerock REIT Operator, LLC, Bluerock Real Estate, L.L.C., Konig & Associates, LLC., Jenco Business Advisors, Inc., The Kachadurian Group LLC, James G. Babb, III, Jordan B. Ruddy, and Ryan S. MacDonald

10.1	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and R. Ramin Kamfar

10.2	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and James G. Babb, III

10.3	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Ryan S. MacDonald

10.4	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Jordan B. Ruddy

10.5	Employment Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, and Christopher J. Vohs

10.6	Services Agreement, dated as of August 3, 2017, by and between Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., Bluerock REIT Operator, LLC, Konig & Associates, LLC and Michael L. Konig

99.1	Press Release, dated as of August 4, 2017

99.2	Presentation